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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 6, 2006

                     Merrill Lynch Mortgage Investors, Inc.
                 (Exact name of registrant specified in Charter)

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
    Delaware                     333-127233                       13-3416059
(State or other                 (Commission                     (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
 incorporation)
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
            250 Vesey Street
   4 World Financial Center 10th Floor
           New York, New York                                             10080
(Address of principal executive offices)                                Zip Code
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           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01. Acquisition or Disposition of Assets: General

     The Registrant registered issuances of Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333- 127233 (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $873,441,000 in aggregate principal amount Class 1-A-1, Class 2-A-1A, Class 2-A-1B, Class 2-A-1C, Class 2-A-1D, Class 2-A-1E, Class 2-A-2, Class 3-A-1, Class 4-A-1 and Class 5-A-1 Notes of its Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Notes, Series 2005-A9 on December 22, 2005.

     This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated August 26, 2005, as supplemented by the Prospectus Supplement, dated December 20, 2005 (collectively, the "Prospectus Supplement"), to file a copy of the Indenture (as defined below) executed in connection with the issuance of the Notes.

     The Notes (as defined below) were issued pursuant to the Indenture, attached hereto as Exhibit 4.1, dated as of December 22, 2005 (the "Indenture"), by and among Merrill Lynch Mortgage Investors Trust, Series 2005-A9, as issuer, Wachovia Bank, National Association, as indenture trustee, and Wells Fargo Bank, N.A., as securities administrator. The "Notes" consist of the following classes:
Class 1-A-1, Class 1-A-2, Class 2-A-1A, Class 2-A-1B, Class 2-A-1C, Class 2-A-1D, Class 2-A-1E, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1, Class 4-A-2, Class 5-A-1, Class 5-A-2, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3. The Notes evidence all the beneficial ownership interest in a trust fund that consists primarily of a pool of certain fixed and adjustable rate, first and second lien residential mortgage loans with an aggregate outstanding principal balance of approximately $927,442,200 as of December 1, 2005. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Indenture.

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ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

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4.1     Indenture, dated as of December 22, 2005, by and among Merrill Lynch
        Mortgage Investors Trust, Series 2005-A9, as issuer, Wachovia Bank, National Association, as indenture trustee, and Wells Fargo Bank, N.A., as securities administrator (the "Indenture").

4.2 Trust Agreement, dated as of December 22, 2005, by and among Merrill Lynch Mortgage Investors, Inc., as depositor, Wilmington Trust Company, as owner trustee and Wells Fargo Bank, N.A., as securities administrator, certificate registrar and certificate paying agent (the "Trust Agreement").

99.1 Appendix A to each of the Indenture, the Trust Agreement and the Sale and Servicing Agreement.

99.2 Mortgage Loan Purchase Agreement, dated as of December 1, 2005, between Taberna Realty Holdings Trust, as seller, and Merrill Lynch Mortgage Investors, Inc., as purchaser.

99.3 Sale and Servicing Agreement, dated as of December 22, 2005, by and among Merrill Lynch Mortgage Investors, Inc., as depositor, Merrill Lynch Mortgage Investors Trust, Series 2005-A9, as issuer, Wachovia Bank, National Association, as indenture trustee, Taberna Realty Holdings Trust, as seller, and Wells Fargo Bank, N.A., as master servicer and as securities administrator (the "Sale and Servicing Agreement").

99.4 Reconstituted Servicing Agreement, dated as of December 1, 2005, between Taberna Realty Holdings Trust and Aurora Loan Services LLC and acknowledged by Merrill Lynch Mortgage Investors, Inc., as depositor, and Wells Fargo Bank, N.A., as master servicer.
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99.5    Flow Servicing Agreement, dated as of September 30, 2005, between
        Taberna Realty Holdings Trust, Lehman Capital, a Division of Lehman Brothers Holdings Inc., and Aurora Loan Services LLC.

99.6 Reconstituted Servicing Agreement, dated as of December 1, 2005, between Taberna Realty Holdings Trust and Countrywide Home Loans, Inc. and acknowledged by Merrill Lynch Mortgage Investors, Inc., as depositor, and Wells Fargo Bank, N.A., as master servicer.

99.7 Reconstituted Servicing Agreement, dated as of December 1, 2005, between Taberna Realty Holdings Trust and PHH Mortgage Corporation and acknowledged by Merrill Lynch Mortgage Investors, Inc., as depositor, and Wells Fargo Bank, N.A., as master servicer.

99.8 Mortgage Loan Servicing Agreement, dated as of October 1, 2005, between Taberna Realty Holdings Trust and PHH Mortgage Corporation.

99.9 Reconstituted Servicing Agreement, dated as of December 1, 2005, between Taberna Realty Holdings Trust and Wells Fargo Bank, N.A. and acknowledged by Merrill Lynch Mortgage Investors, Inc., as depositor, and Wells Fargo Bank, N.A., as master servicer.

99.10 Seller's Warranties and Servicing Agreement, dated as of October 1, 2005, between Merrill Lynch Mortgage Investors, Inc. and Wells Fargo Bank, N.A.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Tom Saywell
                                            ------------------------------------
                                        Name: Tom Saywell
                                        Title: Vice President

Date: January 6, 2006

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                                  EXHIBIT INDEX

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Exhibit No.                         Description                         Page No.
-----------                         -----------                         --------
4.1 Indenture, dated as of December 22, 2005, by and among Merrill Lynch Mortgage Investors Trust, Series 2005-A9, as issuer, Wachovia Bank, National Association, as indenture trustee, and Wells Fargo Bank, N.A., as securities administrator.

4.2 Trust Agreement, dated as of December 22, 2005, by and among Merrill Lynch Mortgage Investors, Inc., as depositor, Wilmington Trust Company, as owner trustee and Wells Fargo Bank, N.A., as securities administrator, certificate registrar and certificate paying agent.

99.1          Appendix A to each of the Indenture, the Trust
              Agreement and the Sale and Servicing Agreement.

99.2 Mortgage Loan Purchase Agreement, dated as of December 1, 2005, between Taberna Realty Holdings Trust, as seller, and Merrill Lynch Mortgage Investors, Inc., as purchaser.

99.3 Sale and Servicing Agreement, dated as of December 22, 2005, by and among Merrill Lynch Mortgage Investors, Inc., as depositor, Merrill Lynch Mortgage Investors Trust, Series 2005-A9, as issuer, Wachovia Bank, National Association, as indenture trustee, Taberna Realty Holdings Trust, as seller, and Wells Fargo Bank, N.A., as master servicer and as securities administrator.

99.4 Reconstituted Servicing Agreement, dated as of December 1, 2005, between Taberna Realty Holdings Trust and Aurora Loan Services LLC and acknowledged by Merrill Lynch Mortgage Investors, Inc., as depositor, and Wells Fargo Bank, N.A., as master servicer.

99.5          Flow Servicing Agreement, dated as of September 30,
              2005, between Taberna Realty Holdings Trust, Lehman
              Capital, a Division of Lehman Brothers Holdings Inc., and Aurora Loan Services LLC.

99.6 Reconstituted Servicing Agreement, dated as of December 1, 2005, between Taberna Realty Holdings Trust and
              Countrywide Home Loans, Inc. and acknowledged by
              Merrill Lynch Mortgage Investors, Inc., as depositor, and Wells Fargo Bank, N.A., as master servicer.

99.7          Reconstituted Servicing Agreement, dated as of December
              1, 2005, between Taberna Realty Holdings Trust and PHH Mortgage Corporation and acknowledged by Merrill Lynch Mortgage Investors, Inc., as depositor, and Wells Fargo
              Bank, N.A., as master servicer.
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
99.8          Mortgage Loan Servicing Agreement, dated as of October
              1, 2005, between Taberna Realty Holdings Trust and PHH Mortgage Corporation.

99.9 Reconstituted Servicing Agreement, dated as of December 1, 2005, between Taberna Realty Holdings Trust and Wells Fargo Bank, N.A. and acknowledged by Merrill Lynch Mortgage Investors, Inc., as depositor, and Wells Fargo Bank, N.A., as master servicer.

99.10 Seller's Warranties and Servicing Agreement, dated as of October 1, 2005, between Merrill Lynch Mortgage
              Investors, Inc. and Wells Fargo Bank, N.A.
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